UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2, Ireland, D02 R296

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1232 2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Delayed Draw Term Loan Agreement

On March 19, 2021, STERIS plc (“STERIS”), STERIS Corporation (the “Company”), STERIS Limited (“Limited”), and STERIS Irish FinCo Unlimited Company (“FinCo”), each as a borrower and guarantor, entered into a delayed draw term loan agreement with various financial institutions as lenders, and JPMorgan Chase Bank, N.A., as administrative agent (the “Delayed Draw Term Loan Agreement”) providing for a $750 million delayed draw term loan facility (the “Delayed Draw Term Loan”) in connection with STERIS’s proposed acquisition (the “Acquisition”) of Cantel Medical Corp. (“Cantel”). The Delayed Draw Term Loan will be funded by the lenders upon the satisfaction of certain conditions, including the concurrent consummation of the Acquisition (such date, the “Acquisition Closing Date”). The proceeds of the Delayed Draw Term Loan are expected to be used, together with the proceeds from other new indebtedness, to fund the cash consideration for the Acquisition, as well as the refinancing, prepayment, replacement, redemption, repurchase, settlement upon conversion, discharge or defeasance of certain existing indebtedness of Cantel and its subsidiaries, transaction expenses, general corporate expenses and working capital needs.

The Delayed Draw Term Loan matures on the date that is five years after the Acquisition Closing Date. No principal payments are due on the Delayed Draw Term Loan for the period beginning from the first full fiscal quarter ended after the Acquisition Closing Date to and including the fourth full fiscal quarter ended after the Acquisition Closing Date. For the period beginning from the fifth full fiscal quarter ended after the Acquisition Closing Date to and including the twelfth full fiscal quarter ended after the Acquisition Closing Date, quarterly principal payments, each in the amount of 1.25% of the original principal amount of the Delayed Draw Term Loan, are due on the last business day of each fiscal quarter. For the period beginning from the thirteenth full fiscal quarter ended after the Acquisition Closing Date through the maturity of the loan, quarterly principal payments, each in the amount of 1.875% of the original principal amount of the Delayed Draw Term Loan, are due on the last business day of each fiscal quarter.

The Delayed Draw Term Loan bears interest from time to time, at either the Base Rate or the Eurocurrency Rate, as defined in and calculated under and as in effect from time to time under the Delayed Draw Term Loan Agreement, plus the Applicable Margin, as defined in the Delayed Draw Term Loan Agreement. The Applicable Margin is determined based on the Debt Rating of STERIS, as defined in the Delayed Draw Term Loan Agreement. Interest on borrowings made at the Base Rate (“Base Rate Advances”) is payable quarterly in arrears and interest on borrowings made at the Eurocurrency Rate (“Eurocurrency Rate Advances”) is payable at the end of the relevant interest period therefor, but in no event less frequently than every three months. There is no premium or penalty for prepayment of Base Rate Advances, but prepayments of Eurocurrency Rate Advances are subject to a breakage fee.

The Delayed Draw Term Loan Agreement contains customary representations and warranties and, effective from and after the funding of the Delayed Draw Term Loan on the Acquisition Closing Date, customary covenants, including restrictions on the incurrence of indebtedness by non-guarantor subsidiaries and on the creation of liens, and financial covenants consisting of a limitation on leverage and required minimum interest coverage. The Delayed Draw Term Loan Agreement also contains, effective from and after the funding of the Delayed Draw Term Loan on the Acquisition Closing Date, customary Events of Default, which include payment and other covenant defaults, breaches of representations and warranties, change of control or failures to pay money judgements and certain defaults in respect of indebtedness the aggregate principal amount of which exceeds the greater of $150 million or 3% of Consolidated Total Assets (“Material Indebtedness”), upon the occurrence of which, among other remedies, the lenders may accelerate the maturity of indebtedness and other obligations under the Delayed Draw Term Loan Agreement.

All of the lenders under the Delayed Draw Term Loan Agreement are also lenders under the Company’s Term Loan Agreement (as defined below) and Revolving Credit Agreement (as defined below). The Company and its subsidiaries also maintain other banking relationships with a number of such lenders.

The above summary of certain terms and conditions of the Delayed Draw Term Loan Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Delayed Draw Term Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Term Loan Agreement

On March 19, 2021, STERIS, the Company, Limited, and FinCo, each as a borrower and guarantor, entered into a term loan agreement with various financial institutions as lenders, and JPMorgan Chase Bank, N.A., as Administrative agent (the “Term Loan Agreement”) providing for a $550 million term loan facility (the “Term Loan”), which replaces the existing term loan agreement, dated as of November 18, 2020 (the “Existing Term Loan Agreement”). The proceeds of the Term Loan were used to refinance the Existing Term Loan Agreement.

The Term Loan matures on the date that is five years after March 19, 2021 (the “Term Loan Closing Date”). No principal payments are due on the Term Loan for the period beginning from the first full fiscal quarter ended after the Term Loan Closing Date to and including the fourth full fiscal quarter ended after the Term Loan Closing Date. For the period beginning from the fifth full fiscal quarter ended after the Term Loan Closing Date to and including the twelfth full fiscal quarter ended after the Term Loan Closing Date, quarterly principal payments, each in the amount of 1.25% of the original principal amount of the Term Loan, are due on the last business day of each fiscal quarter. For the period beginning from the thirteenth full fiscal quarter ended after the Term Loan Closing Date through the maturity of the loan, quarterly principal payments, each in the amount of 1.875% of the original principal amount of the Term Loan, are due on the last business day of each fiscal quarter.

The Term Loan bears interest from time to time, at either the Base Rate or the Eurocurrency Rate, as defined in and calculated under and as in effect from time to time under the Term Loan Agreement, plus the Applicable Margin, as defined in the Term Loan Agreement. The Applicable Margin is determined based on the Debt Rating of STERIS, as defined in the Term Loan Agreement. Base Rate Advances are payable quarterly in arrears and Eurocurrency Rate Advances are payable at the end of the relevant interest period therefor, but in no event less frequently than every three months. There is no premium or penalty for prepayment of Base Rate Advances, but prepayments of Eurocurrency Rate Advances are subject to a breakage fee.

The Term Loan Agreement contains customary representations and warranties and covenants, including restrictions on the incurrence of indebtedness by non-guarantor subsidiaries and on the creation of liens, and financial covenants consisting of a limitation on leverage and required minimum interest coverage. The Term Loan Agreement also contains customary Events of Default, which include payment and other covenant defaults, breaches of representations and warranties, change of control or failures to pay money judgements and certain defaults in respect of Material Indebtedness, upon the occurrence of which, among other remedies, the lenders may accelerate the maturity of indebtedness and other obligations under the Term Loan Agreement.

All of the lenders under the Term Loan Agreement are also lenders under the Company’s Delayed Draw Term Loan Agreement and Revolving Credit Agreement. The Company and its subsidiaries also maintain other banking relationships with a number of such lenders.

The above summary of certain terms and conditions of the Term Loan Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Term Loan Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Revolving Credit Agreement

On March 19, 2021, STERIS, the Company, Limited, and FinCo, each as a borrower and guarantor, entered into a credit agreement with various financial institutions as lenders, and JPMorgan Chase Bank, N.A., as administrative agent (the “Revolving Credit Agreement”) providing for a $1,250 million revolving credit facility (the “Revolver”), which replaces the existing credit agreement, dated as of March 23, 2018 (the “Existing Credit Agreement”). The proceeds of the Revolver will be used to refinance the Existing Credit Agreement, at the option of STERIS, to finance the Acquisition, and for other general corporate purposes and working capital needs.

The Revolver provides for revolving credit borrowings, swing line borrowings and letters of credit, with sublimits for swing line borrowings and letters of credit. The Revolver may be increased in specified circumstances by up to $625 million in the discretion of the lenders. The Revolver matures on the date that is five years after March 19, 2021, and all unpaid borrowings, together with accrued and unpaid interest thereon, are repayable on that date.

The Revolver bears interest from time to time, at either the Base Rate or the Eurocurrency Rate, as defined in and calculated under and as in effect from time to time under the Revolving Credit Agreement, plus the Applicable Margin, as defined in the Revolving Credit Agreement. The Applicable Margin is determined based on the Debt Rating of STERIS, as defined in the Revolving Credit Agreement. Base Rate Advances are payable quarterly in arrears and Eurocurrency Rate Advances are payable at the end of the relevant interest period therefor, but in no event less frequently than every three months. Swingline borrowings bear interest at a rate to be agreed by the applicable swingline lender and the applicable borrower, subject to a cap in the case of swingline borrowings denominated in U.S. Dollars equal to the Base Rate plus the Applicable Margin for Base Rate Advances plus the Facility Fee. There is no premium or penalty for prepayment of Base Rate Advances, but prepayments of Eurocurrency Rate Advances are subject to a breakage fee. Advances may be extended in U.S. Dollars or in specified alternative currencies (“Alternative Currency Advances”). Alternative Currency Advances are limited in the aggregate to the equivalent of $500 million.

The Revolving Credit Agreement contains customary representations and warranties and covenants, including restrictions on the incurrence of indebtedness by non-guarantor subsidiaries and on the creation of liens, and financial covenants consisting of a limitation on leverage and required minimum interest coverage. The Revolving Credit Agreement also contains customary Events of Default, which include payment and other covenant defaults, breaches of representations and warranties, change of control or failures to pay money judgements and certain defaults in respect of Material Indebtedness, upon the occurrence of which, among other remedies, the lenders may accelerate the maturity of indebtedness and other obligations under the Revolving Credit Agreement.

All of the lenders under the Revolving Credit Agreement are also lenders under the Company’s Delayed Draw Term Loan Agreement and Term Loan Agreement. The Company and its subsidiaries also maintain other banking relationships with a number of such lenders.

The above summary of certain terms and conditions of the Revolving Credit Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Revolving Credit Agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Note Purchase Agreement Amendments

On March 19, 2021, the Company, as issuer, and STERIS, Limited and FinCo, as guarantors, entered into a (1) First Amendment to Amended and Restated Note Purchase Agreement dated March 5, 2019 (which had amended and restated certain note purchase agreements originally dated December 4, 2012) (the “2012 Amendment”), and (2) First Amendment to Amended and Restated Note Purchase Agreement dated March 5, 2019 (which had amended and restated certain note purchase agreements originally dated March 31, 2015) (the “2015 Amendment”). Also on March 19, 2021, Limited, as Issuer, and the Company, STERIS and FinCo, as guarantors, entered into a First Amendment to Amended and Restated Note Purchase Agreement dated March 5, 2019 (which had amended and restated a certain note purchase agreement originally dated January 23, 2017) (together with the 2012 Amendment and the 2015 Amendment, the “NPA Amendments”). The NPA Amendments provide for, inter alia, the netting of cash proceeds received from qualifying capital markets events under certain circumstances for purposes of calculating the leverage ratio financial covenant.

The above summary of certain terms and conditions of the NPA Amendments does not purport to be a complete discussion of those agreements or related documents and is qualified in its entirety by reference to the NPA Amendments, which are filed as Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Delayed Draw Term Loan Agreement, dated as of March 19, 2021, among STERIS plc, STERIS Limited, STERIS Corporation, STERIS Irish FinCo Unlimited Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Term Loan Agreement, dated as of March 19, 2021, among STERIS plc, STERIS Limited, STERIS Corporation, STERIS Irish FinCo Unlimited Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Credit Agreement, dated as of March 19, 2021, among STERIS plc, STERIS Limited, STERIS Corporation, STERIS Irish FinCo Unlimited Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.4	First Amendment dated as of March 19, 2021 to Amended and Restated Note Purchase Agreement, dated as of March 5, 2019, among STERIS Corporation and each of the institutions signatory thereto.

10.5	First Amendment dated as of March 19, 2021 to Amended and Restated Note Purchase Agreement, dated as of March 5, 2019, among STERIS Corporation and each of the institutions signatory thereto.

10.6	First Amendment dated as of March 19, 2021 to Amended and Restated Note Purchase Agreement, dated as of March 5, 2019, among STERIS Limited and each of the institutions signatory thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
Name:	J. Adam Zangerle
Title:	Senior Vice President, General Counsel & Company Secretary

Dated: March 23, 2021